Dreyfus

High Yield

Strategies Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Cash Flows

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Dividend Reinvestment Plan

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield

                                                                Strategies Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy represented the most significant influence on the bond market over the past year. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential re-emergence of inflationary pressures. The Federal Reserve raised short-term interest rates five times during the reporting period, for a total increase of 125 basis points.

Higher interest rates generally led to an erosion of bond prices, especially during 1999. During the first quarter of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities, which rose because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus High Yield Strategies Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform  relative to its benchmark?

For the 12-month period ended March 31, 2000, Dreyfus High Yield Strategies Fund achieved a total return of -2.54%.(1) This compares to a -0.98% return for the fund' s benchmark, the Merrill Lynch High-Yield Master II Index for the same period.(2)

We attribute both the market' s and the fund's lackluster performance to a continued shift in investor sentiment. Investors apparently believed that other options offered better opportunities for greater gains with fewer risks. As a result, individuals and institutions committed little new money to high yield bond investments. In the absence of buying interest, prices steadily declined across the high yield market. Many of the fund's holdings have been affected by such deteriorating price conditions.

What is the fund's investment approach?

The fund's primary investment objective is high current income. To achieve this goal, we generally invest most of the fund's assets in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may be companies in the early stages of development or may be firms with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies must offer higher yields than those offered by more established or conservatively financed corporations.

Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer' s ability to meet its obligations as they become due. To diversify our portfolio, we buy debt from a wide range of issuers. Newly established companies are significant issuers of high yield debt; they often must pay higher interest rates than more established firms. In
addition    to    purchasing    new    issues    and

                                                                     The    Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

special situations, we balance our portfolio by buying "seasoned" bonds. These bonds are issued by companies with established track records, that have been outstanding for a number of years and now have a shorter time period remaining until final maturity or projected retirement of the bond. We also seek out bonds
that    are    convertible    into    the    issuer'   s    common    stock.

Central to our approach is our emphasis on special situations. We search for out-of-favor companies whose bonds we believe to be undervalued. We attempt to identify and anticipate trigger events that could lead the market to discover the value we have seen and create potential price appreciation. This emphasis, while providing enhanced performance potential, can increase net asset value volatility.

What other factors influenced the fund's performance?

By April 1999, when the reporting period began, investors had become less concerned that economic weakness overseas would spill over into the U.S. economy. In fact, previously hard-hit Asian economies recovered sharply, Europe emerged from recession and the U.S. economy continued to move ahead strongly. In response, the high yield bond market began to recover from its precipitous drop of 1998. This recovery, however, was short lived and default rates continued at high levels.

By mid-1999, investor sentiment shifted away from concerns that the economy might slow to fears that it might grow too quickly. The Federal Reserve Board began a series of interest-rate hikes, increasing short-term rates by a quarter point three times in 1999. Because higher interest rates increase borrowing costs for issuers of high yield bonds, investor interest in high yield bonds waned.

The high yield market' s general decline continued through the end of 1999, driven largely by Y2K-related concerns. In anticipation of year-end liquidity problems that proved unfounded, funds flowed out of high yield mutual funds, and fund managers sold bonds to meet redemptions. At the same time, institutional investors took a defensive stance, largely withdrawing from the market. A large supply of high yield issues was met by weak demand, and prices declined across the board.


Even with Y2K-related liquidity issues behind it, the high yield bond market has not recovered. The Federal Reserve Board has continued to raise interest rates in 2000, which has depressed bond prices. In the high yield market, increased concerns about potential defaults had also put downward pressure on bond prices. Finally, investor preference for investment alternatives -- technology stocks in particular -- has reduced demand for high yield bonds. Results over the past fiscal quarter improved for the fund on a relative basis, due to capital appreciation from certain special situation investments.

What is the fund's current strategy?

We are positioning the fund carefully in an attempt to protect it from market volatility as well as to take advantage of potential gains from special situations. Credit quality continues to improve, with an increase in the percentage of the portfolio rated "BB" credit quality. The portfolio also continues to focus on selected special situations with upside potential.

While the high yield market in its current distressed state may well offer the cheapest prices seen in the past 10 years, we currently see no trigger event that will spark renewed investor interest or confidence. For that reason, we continue to focus on more defensive sectors that potentially can do well in all economic environments.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCKMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

SELECTED INFORMATION

March 31, 2000 (Unaudited)

Market Price per share March 31, 2000             $8 7/8

Shares Outstanding March 31, 2000            64,258,674

New York Stock Exchange Ticker Symbol               DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)


                                                            Fiscal Year Ended March 31, 2000
                                         -----------------------------------------------------------------

                          QUARTER ENDED               QUARTER ENDED            QUARTER ENDED               QUARTER ENDED

                            JUNE 30,                  SEPTEMBER 30,            DECEMBER 31,                  MARCH 31,

                              1999                        1999                     1999                        2000
                    -----------------------------------------------------------------------------------------------------------

   High                       $12 1/2                    $12 1/4                 $11 7/16                     $11 1/16

   Low                         11 5/8                     11 1/8                   9 9/16                       8 7/16

   Close                       12 1/16                    11 3/8                   9 15/16                      8 7/8

PERCENTAGE (LOSS) based on change in Market Price*

   April 29, 1998 (commencement of operations) through March 31, 2000                                        (25.52)%

   April 1, 1999 through March 31, 2000                                                                      (14.35)

   July 1, 1999 through March 31, 2000                                                                       (18.18)

   October 1, 1999 through March 31, 2000                                                                    (16.03)

   January 1, 2000 through March 31, 2000                                                                     (8.44)

NET ASSET VALUE PER SHARE

  April 29, 1998 (commencement of operations)   $ 15.00

  March 31, 1999                                  11.83

  June 30, 1999                                   11.70

  September 30, 1999                              11.06

  December 31, 1999                               10.46

  March 31, 2000                                  10.06

PERCENTAGE (LOSS) based on change in Net Asset Value*

  April 29, 1998 (commencement of operations) through March 31, 2000   (15.58)%

  April 1, 1999 through March 31, 2000                                  (2.54)

  July 1, 1999 through March 31, 2000                                   (4.38)

  October 1, 1999 through March 31, 2000                                (2.10)

  January 1, 2000 through March 31, 2000                                (1.40)

  *WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                              Principal

BONDS AND NOTES--124.5%                                                                      Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.6%

Air 2 US, Ser. D,

   Enhanced Equipment Notes, 12.266%, 2020                                                   10,000,000  (a)          10,457,750

Aircraft Finance Trust,

  Asset- Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                            10,000,000  (a)          10,006,250

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                    13,825,000               14,136,063

Stellex Industries, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                13,000,000                8,385,000

                                                                                                                      42,985,063

AUTOMOTIVE--11.3%

Advanced Accessory Systems/Capital, Ser. B,

   Sr. Sub. Notes, 9.75%, 2007                                                                7,000,000                6,125,000

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  14,195,000               12,988,425

Anchor Lamina,

   Sr. Sub. Notes, 9.875%, 2008                                                              11,025,000                8,213,625

HCC Industries,

   Sr. Sub. Notes, 10.75%, 2007                                                              11,750,000                6,521,250

J.H. Heafner,

   Sr. Notes, 10%, 2008                                                                       9,000,000                7,695,000

Lear,

   Sr. Notes, 7.96%, 2005                                                                    20,000,000               18,570,060

United Auto Group:

   Ser. A, Sr. Sub. Notes, 11%, 2007                                                         12,000,000               12,060,000

   Ser. B, Sr. Sub. Notes, 11%, 2007                                                          1,000,000                1,005,000

                                                                                                                      73,178,360

BROADCASTING--6.0%

Acme Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    4,800,000  (b)           3,288,000

Acme Television/Finance, Ser. B,

   Sr. Discount Notes, 0/10.875%, 2004                                                        5,400,000  (b)           4,833,000

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                           11,750,000  (b)           6,286,250

Telemundo Holdings,

   Sr. Discount Notes, 0/11.5%, 2008                                                         22,050,000  (b)          14,277,375

Tri-State Outdoor Media Group,

   Sr. Notes, 11%, 2008                                                                      10,400,000                9,984,000

                                                                                                                      38,668,625

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS--4.9%

American Builders & Contractors, Ser. B,

   Sr. Sub. Notes, 10.625%, 2007                                                             10,000,000                8,350,000

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                   20,645,000                7,948,325

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 12,324,000  (c)           6,146,595

United Rentals,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                9,200,000

                                                                                                                      31,644,920

BUSINESS SERVICES--1.4%

Employee Solutions, Ser. B,

   Sr. Notes, 10%, 2004                                                                      10,000,000                4,550,000

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                    12,250,000                4,471,250

                                                                                                                       9,021,250

CABLE TELEVISION--6.1%

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       5,650,000                5,452,250

Coaxial/Finance,

   Sr. Discount Notes, 0/12.875%, 2008                                                       11,000,000  (b)           6,792,500

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              12,000,000                11,970,000

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14.75%, 2006                                                13,745,000  (b)          12,714,125

   Ser. D, Sr. Discount Notes, 0/14.75%, 2006                                                 2,655,000  (b)           2,455,875

                                                                                                                      39,384,750

CHEMICALS--5.7%

GNI Group,

   Sr. Notes, 10.875%, 2005                                                                   9,000,000                3,645,000

ISG Resources,

   Sr. Sub. Notes, 10%, 2008                                                                 10,050,000                8,894,250

Lyondell Chemical, Ser. A,

   Notes, 9.625%, 2007                                                                        9,500,000                9,072,500

Sterling Chemicals:

   Ser. A, Sr. Sub. Notes, 11.25%, 2007                                                       8,450,000                6,907,875

   Ser. B, Secured Notes, 12.375%, 2006                                                       1,500,000                1,537,500

   Sr. Sub. Notes, 11.75%, 2006                                                               2,000,000                1,700,000

Trans-Resources:

   Ser. B, Sr. Discount Notes, 0/12%, 2008                                                   12,000,000  (b)           2,940,000

   Ser. B, Sr. Notes, 10.75%, 2008                                                            3,500,000                2,117,500

                                                                                                                      36,814,625

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER--9.9%

Amazon.com,

   Sr. Discount Notes, 0/10%, 2008                                                            9,500,000  (b)           5,605,000

BPC Holding, Ser. B,

   Sr. Secured Notes, 12.5%, 2006                                                             5,792,000                5,299,680

Carson, Ser. B,

   Sr. Sub. Notes, 10.375%, 2007                                                             10,000,000               10,750,000

Concord Camera, Ser. B,

   Sr. Notes, 11%, 2005                                                                      15,000,000               14,812,500

Corning Consumer Products,

   Sr. Sub. Notes, 9.625%, 2008                                                               9,000,000                5,895,000

Decora Industries,

   Sr. Secured Notes, 11%, 2005                                                              12,000,000                6,420,000

E & S Holdings, Ser. B,

   Sr. Sub. Notes, 10.375%, 2006                                                              4,500,000                1,777,500

Revlon Consumer Products,

   Sr. Sub. Notes, 8.625%, 2008                                                               6,500,000                2,892,500

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                               13,000,000               10,465,000

                                                                                                                      63,917,180

ENERGY--3.5%

Anker Coal Group, Ser. B,

   Sr. Notes, 9.75%, 2007                                                                     6,680,000                4,255,762

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                              12,000,000                6,420,000

Michael Petroleum, Ser. B,

   Sr. Notes, 11.5%, 2005                                                                     3,410,000  (c)           1,381,050

Northern Offshore ASA,

   Sr. Notes, 10%, 2005                                                                       5,000,000                3,025,000

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                15,250,000  (c)           7,701,250

                                                                                                                      22,783,062

ENTERTAINMENT--3.8%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 12,900,000               10,997,250

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                    11,500,000                8,308,750

Production Resource Group,

   Sr. Sub. Notes, 11.5%, 2008                                                               13,000,000                5,265,000

                                                                                                                      24,571,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------


FINANCIAL--4.9%

AmeriCredit,

   Sr. Notes, 9.875%, 2006                                                                   10,000,000                9,975,000

Imperial Credit Industries, Ser. B,

   Sr. Notes, 9.875%, 2007                                                                    4,750,000                3,538,750

Macsaver Financial Services,

  Notes (Gtd. by Heilig-Meyers):

      7.4%, 2002                                                                              2,000,000                1,490,000

      7.875%, 2003                                                                            5,000,000                3,475,000

      7.6%, 2007                                                                             10,000,000                5,950,000

Reliance Group Holdings,

   Sr. Notes, 9%, 2000                                                                        8,100,000                7,290,000

                                                                                                                      31,718,750

FOOD & BEVERAGES--4.7%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                               2,700,000                1,481,625

Cuddy International,

   Sr. Notes, 10.75%, 2007                                                                   11,100,000                5,217,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                    4,019,000                2,145,141

North Atlantic Trading, Ser. B,

   Sr. Notes, 11%, 2004                                                                      16,000,000               15,280,000

SFC,

   Sr. Sub. Discount Deb., 0/11%, 2009                                                          329,987  (a,b,d)               0

SFC New Holdings,

   Sr. Notes, 11.25%, 2001                                                                    6,890,000  (a)           6,373,250

                                                                                                                      30,497,016

FOREST PRODUCTS--1.3%

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    9,750,000                8,628,750

GAMING--1.8%

Jazz Casino,

   Sr. Sub. Notes, 5.987%, 2009                                                              10,148,175  (e)           2,970,293

Venetian Casino/Las Vegas Sands,

   Notes, 14.25%, 2005                                                                       11,600,000                8,758,000

                                                                                                                      11,728,293

INDUSTRIAL--9.1%

Alliance Laundry Systems,

   Sr. Sub. Notes, 9.625%, 2008                                                              13,000,000               10,562,500

Elgin National Industries, Ser. B,

   Sr. Notes, 11%, 2007                                                                      13,250,000               11,063,750


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------


INDUSTRIAL (CONTINUED)

International Knife & Saw,

   Sr. Sub. Notes, 11.375%, 2006                                                              4,500,000                3,082,500

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                    14,000,000               12,670,000

Numatics, Ser. B,

   Sr. Sub. Notes, 9.625%, 2008                                                              12,375,000                9,961,875

Precise Technology, Ser. B,

   Sr. Sub. Notes, 11.125%, 2007                                                             12,650,000               11,195,250

                                                                                                                      58,535,875

METALS--1.4%

Recycling Industries,

   Sr. Sub. Notes, 13%, 2005                                                                 10,000,000  (c)             450,000

Renco Steel Holdings,

   Sr. Notes, 11.5%, 2003                                                                    15,150,000                8,408,250

                                                                                                                       8,858,250

PAPER & PACKAGING--3.1%

Fonda Group, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,000,000                2,505,000

Indesco International,

   Sr. Sub. Notes, 9.75%, 2008                                                               10,000,000                3,450,000

SF Holdings Group, Ser. B,

   Sr. Secured Discount Notes, 0/12.75%, 2008                                                26,550,000  (b)          14,270,625

                                                                                                                      20,225,625

PUBLISHING--1.3%

Day International Group,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                8,450,000

REAL ESTATE--1.3%

LNR Property, Ser. B,

   Sr. Sub. Notes, 9.375%, 2008                                                              10,000,000                8,650,000

RETAIL--1.4%

J Crew Operating,

   Sr. Sub. Notes, 10.375%, 2007                                                              2,000,000                1,780,000

Rite Aid:

   Conv. Notes, 5.25%, 2002                                                                   2,500,000                  912,500

   Deb., 6.875%, 2013                                                                         2,500,000                1,287,500

   Notes, 6%, 2000                                                                            5,000,000  (a)           3,600,000

   Notes, 6.7%, 2001                                                                          2,000,000                1,310,000

                                                                                                                       8,890,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SHIPPING--3.0%

Cenargo International,

   First Pfd. Ship Mortgage, 9.75%, 2008                                                     10,000,000                8,525,000

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                    17,500,000               10,937,500

                                                                                                                      19,462,500

TECHNOLOGY--9.4%

Amkor Technologies,

   Sr. Notes, 9.25%, 2006                                                                    10,000,000                9,700,000

Axiohm Transactions Solutions,

   Sr. Sub. Notes, 9.75%, 2007                                                               10,000,000  (c)           2,050,000

Details, Ser. B,

   Sr. Sub. Notes, 10%, 2005                                                                  9,000,000                8,415,000

Entex Information Services,

   Sr. Sub. Notes, 12.5%, 2006                                                               10,000,000               10,050,000

Hadco,

   Sr. Sub. Notes, 9.5%, 2008                                                                 5,000,000                4,850,000

Orbital Imaging, Ser. B,

   Sr. Notes, 11.625%, 2005                                                                   8,950,000                5,683,250

Packard Bioscience, Ser. B,

   Sr. Sub. Notes, 9.375%, 2007                                                              10,895,000                9,751,025

Viasystems,

   Sr. Sub. Notes, 9.75%, 2007                                                               11,960,000               10,106,200

                                                                                                                      60,605,475

TELECOMMUNICATION/CARRIERS--6.6%

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                           18,660,000  (b)           8,863,500

GST Equipment,

   Sr. Secured Notes, 13.25%, 2007                                                            7,000,000                4,900,000

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                              11,000,000               11,385,000

McLeodUSA,

   Sr. Discount Notes, 0/10.5%, 2007                                                          6,750,000  (b)           5,332,500

RSL Communications,

   Sr. Notes, 9.125%, 2008                                                                   15,000,000               12,075,000

                                                                                                                      42,556,000

TEXTILES--1.3%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    9,800,000                8,673,000


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--4.2%

Canadian Airlines,

   Sr. Notes, 12.25%, 2006                                                                    6,450,000  (c)           3,273,375

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                   10,000,000                8,050,000

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    8,000,000                7,700,000

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    9,000,000                8,055,000

                                                                                                                      27,078,375

WIRELESS COMMUNICATIONS--10.5%

Dolphin Telecom,

   Sr. Discount Notes, 0/11.5%, 2008                                                         15,250,000  (b)           6,023,750

Filtronic,

   Sr. Notes, 10%, 2005                                                                      10,000,000                9,700,000

Globalstar/Capital,

   Sr. Notes, 11.375%, 2004                                                                   4,500,000                1,597,500

OrbCommunications Global/Capital,

   Sr. Notes, 14%, 2004                                                                      13,000,000               12,415,000

SBA Communications,

   Sr. Discount Notes, 0/12%, 2008                                                           15,000,000  (b)           9,750,000

Satelites Mexicanos, Ser. B,

   Sr. Notes, 10.125%, 2004                                                                  10,000,000                7,925,000

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 6,000,000  (b)           3,870,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  6,500,000  (b)           3,672,500

Winstar Communications:

   Sr. Notes, 12.5%, 2008                                                                     5,000,000  (a)           4,900,000

   Sr. Notes, 12.75%, 2010                                                                    8,000,000  (a)           7,800,000

                                                                                                                      67,653,750

TOTAL BONDS AND NOTES

   (cost $1,015,256,371)                                                                                             805,180,494
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.5%                                                                               Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--.0%

Classic Communications                                                                           12,000  (a)             189,000

CONSTRUCTION--.0%

FWT, Cl. A                                                                                      229,600                   45,920

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY--.0%

Anker Coal Group (warrants)                                                                         156  (a,d)                 0

PAPER & PACKAGING--.0%

SF Holdings Group, Cl. C                                                                          4,928  (a,d)                49

TECHNOLOGY--.0%

Orbital Imaging (warrants)                                                                        3,950  (a,d)            79,494

TELECOMMUNICATION/CARRIERS--.5%

FirstWorld Communications (warrants)                                                             18,660  (a,d)         3,265,500

TRANSPORTATION--.0%

Highwaymaster Communications (warrants)                                                           8,660  (a,d)             2,165

TOTAL COMMON STOCKS

   (cost $250,217)                                                                                                     3,582,128
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--7.9%                                                                           Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--4.6%

Cumulus Media, Ser. A,

   Cum., $137.50                                                                                  9,179                8,582,365

Paxson Communications:

   Cum., $1,325                                                                                   1,082               11,063,450

   Cum., Conv., $975                                                                              1,073  (a)           9,871,600

                                                                                                                      29,517,415

CONSTRUCTION--.2%

FWT, Ser. A,

   Cum., $.10                                                                                 2,296,000                1,033,200

PAPER & PACKAGING--.0%

SF Holdings Group, Ser. B,

   Cum., $1,375                                                                                      20                   91,000

RETAIL--.8%

HMV Media Group,

   Sr. Cum., $12.875 (Units)                                                                      6,500  (a,d,f)       5,200,000

WIRELESS COMMUNICATIONS--2.3%

Winstar Communications, Ser. C,

   Cum., $142.50                                                                                 10,000               14,900,000

TOTAL PREFERRED STOCKS

   (cost $54,161,108)                                                                                                 50,741,615


                                                                                              Principal

SHORT-TERM INVESTMENTS--1.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

UBS Finance,

  6.28%, 4/3/2000

   (cost $9,926,536)                                                                          9,930,000                9,926,536
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,079,594,232)                                                          134.4%              869,430,773

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (34.4%)            (222,754,471)

NET ASSETS                                                                                      100.00%              646,676,302

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000,
THESE SECURITIES AMOUNTED TO $61,745,060 OR 9.5% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(C)  NON-INCOME PRODUCING---SECURITY IN DEFAULT.

(D)  NON-INCOME PRODUCING.

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  WITH COMMON STOCK ATTACHED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,079,594,232   869,430,773

Interest receivable                                                  26,331,471

Receivable for investment securities sold                            10,361,932

Unrealized appreciation on interest rate swaps--Note 4(a)             6,614,749

Dividends receivable                                                    304,875

Prepaid expenses and other assets                                       464,861

                                                                    913,508,661
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           709,707

Due to Shareholder Servicing Agent                                       76,634

Cash overdraft due to Custodian                                          13,202

Bank loan payable--Note 2                                           245,000,000

Payable for investment securities purchased                          15,628,717

Swap expense payable                                                  4,508,254

Interest payable--Note 2                                                739,594

Accrued expenses                                                        156,251

                                                                    266,832,359
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      646,676,302
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     954,105,414

Accumulated undistributed investment income--net                     10,549,861

Accumulated net realized gain (loss) on investments                (114,430,262)

Accumulated net unrealized appreciation (depreciation)
  on investments and interest rate swaps--Note 4(b)                (203,548,711)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      646,676,302
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)                          64,258,674

NET ASSET VALUE, per share ($)                                            10.06

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                           114,654,821

Cash dividends                                                       5,055,615

TOTAL INCOME                                                       119,710,436

EXPENSES:

Management fee--Note 3(a)                                            8,786,802

Interest expense--Note 2                                            15,666,800

Shareholder servicing costs--Note 3(a,b)                             1,043,483

Trustees' fees and expenses--Note 3(c)                                 202,535

Prospectus and shareholders' reports                                   199,710

Professional fees                                                      137,002

Custodian fees--Note 3(a)                                               79,288

Loan commitment fees--Note 2                                            57,250

Registration fees                                                       52,444

Miscellaneous                                                           68,485

TOTAL EXPENSES                                                      26,293,799

INVESTMENT INCOME--NET                                              93,416,637
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (66,277,778)

Net unrealized appreciation (depreciation) on investments
  and interest rate swaps                                          (45,624,395)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (111,902,173)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (18,485,536)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CASH FLOWS

Year Ended March 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest received                                      96,721,223

Dividends received                                      5,140,045

Interest and loan commitment fees paid                (15,698,480)

Operating expenses paid                                (1,935,199)

Paid to The Dreyfus Corporation                        (8,876,164)   75,351,425
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                    (275,807,347)

Proceeds from sales of portfolio securities           323,279,040

Purchases of short-term investments--net               (4,659,240)   42,812,453
-------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Cash dividends paid                                  (94,286,469)

Dividends reinvested                                 (16,614,859)

Net repayments of reverse repurchase agreements      (50,000,000)  (127,671,610)

   Decrease in cash                                                   9,507,732

   Cash at beginning of period                                        9,494,529
-------------------------------------------------------------------------------

CASH AT END OF PERIOD                                                   (13,203)
-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Increase in Net Assets Resulting from Operations                (18,485,536)
-------------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   Increase in dividends and interest receivable                      1,440,643

   Increase in interest and loan commitment fees                         25,570

   Decrease in accrued operating expenses                              (152,252)

   Decrease in due from The Dreyfus Corporation and affiliates          (89,362)

   Net amortization of discount on investments                      (19,289,811)

   Net realized gain on investments                                  66,277,778

   Net unrealized depreciation on investments                        45,624,395
-------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            75,351,425

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2000              1999(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         93,416,637           85,720,719

Net realized gain (loss) on investments       (66,277,778)         (48,152,484)

Net unrealized appreciation (depreciation)
   on investments                             (45,624,395)        (157,924,316)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (18,485,536)        (120,356,081)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (94,286,468)         (74,301,027)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                          --          919,248,500

Dividends reinvested--Note 1(c)                16,614,859           18,142,050

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            16,614,859          937,390,550

TOTAL INCREASE (DECREASE) IN NET ASSETS       (96,157,145)         742,733,442
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           742,833,447              100,005

END OF PERIOD                                 646,676,302          742,833,447

Undistributed investment income--net           10,549,861           11,419,692
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                            --           61,352,500

Shares issued for dividends reinvested          1,443,677            1,455,830

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,443,677           62,808,330

(A)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                         Year Ended March 31,
                                                         -----------------------

                                                             2000     1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.83    15.00

Investment Operations:

Investment income--net                                       1.46     1.38

Net realized and unrealized
   gain (loss) on investments                              (1.75)    (3.35)

Total from Investment Operations                            (.29)    (1.97)

Distributions:

Dividends from investment income--net                      (1.48)    (1.20)

Net asset value, end of period                             10.06     11.83

Market value, end of period                                 8 7_8     1 17_8
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                       (14.35)   (14.12)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.50     1.46(c)

Ratio of interest expense to average net assets              2.21     2.17(c)

Ratio of net investment income
   to average net assets                                    13.20    11.64(c)

Portfolio Turnover Rate                                     28.37    59.40(d)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     646,676  742,833

(A) FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(B) CALCULATED BASED ON MARKET VALUE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The fund' s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $18,488 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The fund includes in interest income amounts paid and received under its interest rate swap agreements.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (" newly issued shares") or (ii) by purchase of outstanding shares on the open market on the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 30, 2000, the Board of Trustees declared a cash dividend of $.1167 per share from investment income-net, payable on April 28, 2000 to shareholders of record as of the close of business on April 13, 2000.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes


The Fund has an unused capital loss carryover of approximately $64,412,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $32,078,000 of the carryover expires in fiscal 2007 and $32,334,000 expires in fiscal 2008.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes.

The fund has entered into a $325,000,000 line of credit facility ("Facility") which expires on June 15, 2001. Under the terms of the Facility the fund may borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest is charged to the fund at rates in effect at time of borrowing for the loan type chosen by the fund. In addition, the fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

The average daily amount of borrowings outstanding during the period ended March 31, 2000 was approximately $268,770,000, with a related weighted average annualized interest rate of 5.77%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

The fund compensates ChaseMellon Shareholder Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and
facilities    to    perform    transfer    agency   services   for

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund. During the period ended March 31, 2000, the fund was charged $29,108 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $79,288 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, Paine Webber Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended March 31, 2000, the fund was charged $976,311 pursuant to the Shareholder Servicing Agreement.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act received, prior to August 1, 1999, $5,000 and as of August 1, 1999, receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel
Funds" ) and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $267,133,196 and $307,649,197, respectively.

In addition , the following summarizes open interest rate swap agreements at March 31, 2000:


                                           RATE PAID        RATE RECEIVED                                             NET

SWAP                    NOTIONAL          BY THE FUND        BY THE FUND        FLOATING          TERMINATION      UNREALIZED

COUNTER-PARTY         PRINCIPAL ($)      AT 3/31/2000       AT 3/31/2000       RATE INDEX            DATE             GAIN ($)
------------------------------------------------------------------------------------------------------------------------------------

Chase                   150,000,000        6.0875%              6.15%         3-month LIBOR        6/15/2003       4,953,233

J.P. Morgan             150,000,000        6.0205%              6.15%         3-month LIBOR        6/15/2001       1,661,516

                                                                                                                   6,614,749


The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may not correlate perfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

(b) At March 31, 2000, accumulated net unrealized depreciation on investments was $203,548,711, consisting of $23,854,415 gross unrealized appreciation and $227,403,126 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of the Dreyfus High Yield Strategies Fund (the "Fund"), including the statement of investments, as of March 31, 2000, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from April 29, 1998 (commencement of operations) to March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus High Yield Strategies Fund as of March 31, 2000, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from April 29, 1998 to March 31, 1999, in conformity with generally accepted accounting principles.


New York, New York

May 9, 2000




IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 3.34% of the ordinary dividends paid during the fiscal year ended March 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

To participate automatically in the Dividend Reinvestment Plan (the "Plan") of the Dreyfus High Yield Strategies Fund (the "Fund" ) Fund shares must be registered in either your name, or, if your Fund shares are held in nominee or " street" name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the "Participants") in the Plan will be bound by the following provisions:

ChaseMellon Shareholder Service, L.L.C. (the "Agent") will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividend reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares an income dividend or capital gains distribution payable in shares of the Fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant's account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant' s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund's shares on the payment date.

Should the net asset value per share of the Fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant's shares

(less their pro rata share of brokerage commissions incurred with respect to the Agent' s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the Fund on the open market for each Participant' s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly specified in the third paragraph hereof. These newly issued shares will be valued at the then-current market price per share of the Fund's shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Fund's shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the Fund's shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the Fund.

Open-market purchases provided for above may be made on any securities exchange where the Fund' s shares are traded, in the over-the-counter market or in
negotiated    transactions    and    may    be    on    such

                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)

terms as to price, delivery and otherwise as the Agent shall determine. Each Participant' s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the Fund' s shares acquired for each Participant's account. For the purpose of cash investments, the Agent may commingle each Participant's fund with those of other shareholders of the Fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant' s shares acquired pursuant to the Plan together with the shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Agent's name or that of the Agent's nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the Fund, and then with respect to any proxies not returned by the participant to the Fund in the same portion as the Agent votes proxies returned by the participants to the Fund. Upon a Participant's written request, the Agent will deliver to the Participant, without charge, a certificate or
certificates    for    the    full    shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination.


Any share dividends or split shares distributed by the Fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent' s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant' s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each
Participant    appropriate    written

                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)

notice  at  least  30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on shares of the Fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees.

These  terms  and  conditions  shall be governed by the laws of the State of New
York.


OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Arthur L. Goeschel

Kenneth A. Himmel

Stephen J. Lockwood

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Roger King

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Secretary

      Steven F Newman

Assistant Secretary

      Jeffrey Prusnofsky

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      William McDowell













PORTFOLIO MANAGERS

Michael Hoeh

Roger E. King

Gerald E. Thunelius

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT
ChaseMellon Shareholder Services, L.L.C.

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                           For More Information

                        Dreyfus

                        High Yield Strategies Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        ChaseMellon Shareholder Services, LLC

                        450 West 33rd Street

                        New York, NY 10001

(c) 2000 Dreyfus Service Corporation                                   430AR003